EXHIBIT 4.2

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                            FORM OF SERIES SUPPLEMENT

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                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING COMPANY, LLC,

                                Master Servicer,

                                       and

                              [__________________],

                                     Trustee

                               SERIES SUPPLEMENT,

                        Dated as of [________], 200[__],

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                         dated as of [_____] 1, 200[__]

                 Mortgage Asset-Backed Pass-Through Certificates

                              Series 200[__]-QS[_]

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

ARTICLE I    DEFINITIONS ..................................................    3

   Section 1.01.  Definitions .............................................    3

   Section 1.02.  Use of Words and Phrases ................................   18

   Section 1.03.  [Determination of LIBOR .................................   18

ARTICLE II   CONVEYANCE OF MORTGAGE LOANS; ORIGINAL
             ISSUANCE OF CERTIFICATES .....................................   20

   Section 2.01.  Conveyance of Mortgage Loans ............................   20

   Section 2.02.  Acceptance by Trustee ...................................   20

   Section 2.03.  Representations, Warranties and Covenants of the
                  Master Servicer and the Company .........................   20

   Section 2.04.  Representations and Warranties of Sellers. (See Section
                  2.04 of the Standard Terms) .............................   23

   Section 2.05.  Execution and Authentication of Certificates/ Issuance
                  of Certificates Evidencing Interests in REMIC I
                  Certificates ............................................   23

   Section 2.06.  [Conveyance of Uncertificated REMIC I and REMIC II
                  Regular Interests; Acceptance by the Trustee ............   23

   Section 2.07.  [Issuance of Certificates Evidencing Interest
                  in REMIC II .............................................   24

   Section 2.08.  Purposes and Powers of the Trust (See Section 2.08 of
                  the Standard Terms) .....................................   24

ARTICLE III  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS ...............   25

ARTICLE IV   PAYMENTS TO CERTIFICATEHOLDERS ...............................   26

   Section 4.01.  Certificate Account .....................................   26

   Section 4.02.  Distributions ...........................................   26

   Section 4.03.  Statements to Certificateholders ........................   36

   Section 4.04.  Distribution of Reports to the Trustee and the
                  Company; Advances by the Master Servicer ................   36

   Section 4.05.  Allocation of Realized Losses ...........................   36

   Section 4.06.  Reports of Foreclosures and Abandonment of
                  Mortgaged Property ......................................   38

   Section 4.07.  Optional Purchase of Defaulted Mortgage Loans ...........   38

   Section 4.08.  Surety Bond. (See Section 4.08 of the Standard
                  Terms) ..................................................   38

   Section 4.09.  [Reserve Fund ...........................................   38

   Section 4.10.  [Rounding Account .......................................   38

   Section 4.11.  [Principal Distributions on the Insured
                  Certificates ............................................   39

ARTICLE V    THE CERTIFICATES .............................................   43

ARTICLE VI   THE COMPANY AND THE MASTER SERVICER ..........................   44

ARTICLE VII  DEFAULT ......................................................   45

ARTICLE VIII CONCERNING THE TRUSTEE .......................................   46

ARTICLE IX   TERMINATION ..................................................   47

ARTICLE X    REMIC PROVISIONS .............................................   48

   Section 10.01. REMIC Administration ....................................   48

   Section 10.02. Master Servicer; REMIC Administrator and
                  Trustee Indemnification .................................   48

   Section 10.03. Designation of REMIC[s] .................................   48

   Section 10.04. Distributions on the Uncertificated REMIC [I and
                  REMIC II] Regular Interests .............................   48

   Section 10.05. Compliance with Withholding Requirements ................   50

ARTICLE XI   MISCELLANEOUS PROVISIONS .....................................   51

   Section 11.01. Amendment ...............................................   51

   Section 11.02. Recordation of Agreement ................................   51

   Section 11.03. Limitation on Rights of Certificateholders ..............   51

   Section 11.04. Governing Laws ..........................................   51

   Section 11.05. Notices .................................................   51

   Section 11.06. Required Notices to Rating Agency and Subservicer .......   52

   Section 11.07. Severability of Provisions ..............................   52

   Section 11.08. Supplemental Provisions for Resecuritization ............   52

   Section 11.09. Allocation of Voting Rights .............................   52

   Section 11.10. No Petition .............................................   52

ARTICLE XII  [CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER ...........   53

   Section 12.01. Rights of the Certificate Insurer To Exercise Rights
                  of Insured Certificateholders ...........................   53

   Section 12.02. Claims Upon the Certificate Policy; Certificate
                  Insurance Account .......................................   53

   Section 12.03. Effect of Payments by the Certificate Insurer;
                  Subrogation .............................................   54

   Section 12.04. Notices and Information to the Certificate
                  Insurer .................................................   55

   Section 12.05. Trustee to Hold Certificate Policy ......................   55

                                    EXHIBITS

Exhibit One:         Mortgage Loan Schedule
Exhibit Two:         Schedule of Discount Fractions
Exhibit Three:       Information to be Included in
                     Monthly Distribution Date Statement
Exhibit Four:        Standard Terms of Pooling and Servicing
                     Agreement Dated as of [_________]
[Exhibit [___]:      Schedule of Planned Principal Balances]
[Exhibit [___]:      Schedule of Targeted Principal Balances]

      This is a Series Supplement, dated as of [___________] 1, 200[__] (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of [___] 1, 200[_] and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING COMPANY, LLC, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and [__________________], as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

      The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as one or more real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

      The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

         The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.


                                  Aggregate Initial                                            [Standard &
                  Pass-Through       Certificate                              Maturity           Poor's/            Minimum
Designation           Rate       Principal Balance       Features(1)            Date             Fitch]         Denominations(2)
-----------       ------------   ------------------    ---------------    -----------------    -----------      ----------------
Class [_]            [___]%        $[__________]           Senior         [_____] 25, 20[_]      AAA/AAA         $[__________]
Class [_]            [___]%        $[__________]           Senior         [_____] 25, 20[_]      AAA/AAA         $[__________]
Class [_]            [___]%        $[__________]           Senior         [_____] 25, 20[_]      AAA/AAA         $[__________]
Class [_]            [___]%        $[__________]           Senior         [_____] 25, 20[_]      AAA/AAA         $[__________]
Class [_]            [___]%        $[__________]           Senior         [_____] 25, 20[_]      AAA/AAA         $[__________]
Class [_]            [___]%        $[__________]           Senior         [_____] 25, 20[_]      AAA/AAA         $[__________]
Class [_]            [___]%        $[__________]      [Senior Support]    [_____] 25, 20[_]      AAA/AAA         $[__________]
Class [_]            [___]%        $[__________]         Prepayment       [_____] 25, 20[_]      AAA/AAA         $[__________]
                                                       Lockout/Senior
Class A-P             0.00%        $[__________]          Principal       [_____] 25, 20[_]      AAA/AAA         $[__________]
                                                         Only/Senior
Class A-V           Variable               $0.00           Variable       [_____] 25, 20[_]      AAA/AAA               (4)
                    Rate(3)                             Strip/Senior
Class R              [___]%              $100.00       Residual/Senior    [_____] 25, 20[_]      AAA/AAA               (5)
Class M-1            [___]%        $[__________]          Mezzanine       [_____] 25, 20[_]       AA/AA          $[__________]
Class M-2            [___]%        $[__________]          Mezzanine       [_____] 25, 20[_]        A/A           $[__________]
Class M-3            [___]%        $[__________]          Mezzanine       [_____] 25, 20[_]      BBB/BBB         $[__________]
Class B-1            [___]%        $[__________]         Subordinate      [_____] 25, 20[_]       BB/BB          $[__________]
Class B-2            [___]%        $[__________]         Subordinate      [_____] 25, 20[_]        B/B           $[__________]
Class B-3            [___]%        $[__________]         Subordinate      [_____] 25, 20[_]        N/A           $[__________]

      The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $[__________].

      In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

      ----------
      (1) The Certificates, other than the Class A-P, Class A-V, Class B and Class R Certificates shall be Book-Entry Certificates. The Class A-P, Class A-V, Class B and Class R Certificates shall be delivered to the holders thereof in physical form.


      (2) The Certificates, other than the [Retail,] Class [__], Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the [Class A-P and Class B-1, Class B-2 and Class B-3] Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000. [The Retail Certificates shall be issuable in minimum dollar denominations of $1,000 and integral multiples of $1,000 in excess thereof].

      (3)   The  Initial  Pass-Through  Rate on the  Class A-V  Certificates  is
            [____]%.


      (4) The Class R Certificates and Class A-V Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to
            Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

                                   ARTICLE I

                                   DEFINITIONS

      Section 1.01. Definitions.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

      [Accretion   Directed   Certificates:   Any   one  of  the   Class   [___]
Certificates.]

      [Accretion Termination Date: The earliest to occur of (i) the Distribution Date after which the Certificate Principal Balance of any Accretion Directed Certificates has been reduced to zero; (ii) the Distribution Date after which the Certificate Principal Balance of the Accrual Certificates has been reduced to zero; and (iii) the Credit Support Depletion Date.]

      [Accrual Certificates: Any one of the Class [___] Certificates.]

      [Accrual Distribution Amount: With respect to each Distribution Date prior to the Accretion Termination Date, an amount equal to the amount of Accrued Certificate Interest on any Accrual Certificates for such date, to the extent added to the Certificate Principal Balance thereof pursuant to Section [4.02(d)].]

      Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $[______] over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

            (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater[est] of

                  (A) [if S&P is a rating  agency]  the  greater  of (i)  0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans [or Pledged Asset Mortgage Loans]) having a Loan-to-Value Ratio at origination which exceeds 75% and
            (ii) $100,000; and

                  (B) [if  Fitch  is a rating  agency]  the  greater  of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans [or Pledged Asset Mortgage Loans]) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000, and

                  (C) [if  Moody's  is a  rating  agency]  (i) if the  aggregate principal balance of the Non-Primary Residence Loans as of the Relevant Anniversary is less than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, $0.00, or (ii) if the aggregate principal balance of the Non-Primary
            Residence Loans as of the Relevant Anniversary is equal to or greater than 10% of the Stated Principal Balance of the Mortgage Loans as of the Relevant Anniversary, the sum of (I) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80.00% but less than or equal to 90.00% (other than Additional Collateral Loans), times 0.25%, (II) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 90.00% but less than or equal to 95.00% (other than Additional Collateral Loans), times 0.50%, and (III) the aggregate principal balance of the Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 95.00% (other than Additional Collateral Loans) times 0.75%, in each case as of the Relevant Anniversary, over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section
      4.05 since the Relevant Anniversary.

      The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      [CB Loan Group: The group of Mortgage Loans comprised of the Group CB Loans.]

      Certificate: Any [Class A], [Class CB], [Class NB], Class A-P, Class A-V, Class M, Class B or Class R Certificate.

      Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "[__________________], as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 200[_]-QS[_]" and which must be an Eligible Account.

      [Certificate Insurance Account: The account established pursuant to Section [_______] hereof.]

      [Certificate Insurance Payment: Any payment made by the Certificate Insurer with respect to any Insured Certificates under the Certificate Policy.]

      [Certificate Insurance Premium: With respect to the Certificate Policy and any Distribution Date, an amount equal to one-twelfth (1/12) of [___]% of the Certificate Principal Balance of the Insured Certificates.]

      [Certificate Insurer: [_____________], a stock insurance company organized and created under the laws of the State of [_____________], and any successors thereto, issuer of the Certificate Policy (No. [_________]).]

      [Certificate Insurer Default: The existence and continuance of a failure by the Certificate Insurer to make a payment required under the Certificate Policy in accordance with its terms.]

      [Certificate Policy: The financial guaranty insurance policy issued by the Certificate Insurer for the benefit of the Holders of any Insured Certificates, including any endorsements thereto, attached hereto as Exhibit [___].]

      Class A Certificate: Any one of the [Class A-[__], Class A-[__],] Class A-P or Class A-V Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

      [Class CB Certificate: Any one of the Class CB-[___] Certificates [or Class CB-__ Certificates], executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A, which Certificates relate to the Group CB Loans.]

      [Class CB Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class CB Certificates [and Class R Certificates] immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) in the CB Loan Group immediately prior to such Distribution Date.]

      [Class CB Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount related to the CB Loan Group remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i)(X), after the distribution of the portion of the amounts required to be distributed therefrom pursuant to Section 4.02(a)(i)([Z]), and after the distribution of the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(a)(ii)(X) or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(d), and (b) the sum of the amounts required to be distributed therefrom to the Class CB Certificateholders [and Class R Certificateholders] on such Distribution Date pursuant to and Section 4.02(a)(ii)([Y]) and ([Z]), and
Section 4.02(a)(xvii) [and (xviii)].]

      [Class NB Certificate: Any one of the Class NB-[___] Certificates [or Class NB-[___] Certificates], executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A, which Certificates relate to the Group NB Loans.]

      [Class NB Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate
Certificate Principal Balance of the Class NB Certificates [and Class R Certificates] immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) in the NB Loan Group immediately prior to such Distribution Date.]

      [Class NB Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount related to the NB Loan Group remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i)([Y]), after the distribution of the portion of the amounts required to be distributed therefrom pursuant to Section 4.02(a)(i)([Z]), and after the distribution of the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(a)(ii)(X) or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(d), and (b) the sum of the amounts required to be distributed therefrom to the Class NB Certificateholders [and Class R Certificateholders] on such Distribution Date pursuant to and Section 4.02(a)(ii)([Y]) and ([Z]), and
Section 4.02(a)(xvii) [and (xviii)].]

      Class R Certificate: [Any one of the Class R-I Certificates and Class R-II Certificates.] [Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.]

      [Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.]

      [Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.]

      Closing Date: [_____________], 200[__].

      Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at [Address of Trustee], Attention: Residential Funding Company, LLC Series 200[__]-QS[_].

      [Cumulative  Insurance  Payments:  As of any  time of  determination,  the
aggregate  of  all  Certificate   Insurance  Payments  previously  made  by  the
Certificate Insurer under the Certificate

Policy minus the aggregate of all payments previously made to the Certificate Insurer pursuant to [Sections 4.02(a)(xvi) and 4.02(e)] hereof as reimbursement for Certificate Insurance Payments.]

      Custodial File: Any mortgage loan document in the Mortgage File that is required to be delivered to the Trustee or Custodian pursuant to Section 2.01(b) of this Agreement.

      Cut-off Date: [___________] 1, 200[__].

      Determination   Date:   With  respect  to  any   Distribution   Date,  the
[second/third] Business Day prior to each Distribution Date.

      Discount Net Mortgage Rate: [____]% per annum.

      Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the [__] day of the month prior to the month in which such Distribution Date occurs and ending on the [__] day of the month in which such Distribution Date occurs.

      Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior Principal Distribution Amount (determined without regard to Section [4.02(a)(ii)(Y)(D)] hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

      [Floater Certificates: Class [___] Certificates].

      Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the [first] anniversary of the Cut-off Date an amount equal to [2.00]% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination and (Y) from the [first] to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) [1.00]% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

      The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      [Group CB Loans:  The  Mortgage  Loans  designated  on the  Mortgage  Loan
Schedule as Group CB Loans, having original principal balances less than or equal to $[___________].]

      [Group NB Loans: The Mortgage Loans designated on the Mortgage Loan Schedule as Group NB Loans, having original principal balances exceeding $[_____________].]

      [Guaranteed Distribution: With respect to any Insured Certificates and any Distribution Date, as defined in the Certificate Policy.]

      [Index: [____________].]

      [Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.]

      Initial Monthly Payment Fund: $[________], representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending on _________ 200_, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

      Initial Notional Amount: With respect to the Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass on such date [; and, with respect to any Class [___] Certificate, $[_____________]].

      Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of the such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

         Class M-1: [___]%     Class B-1: [___]%
         Class M-2: [___]%     Class B-2: [___]%
         Class M-3: [___]%     Class B-3: [___]%

      [Insured Certificates: Any one of the Class [___] Certificates.]

      [Insured Retail Certificate: An Insured Certificate that evidences $1,000 initial Certificate Principal Balance.]

      Interest Accrual Period: With respect to any Certificates and any Distribution Date[, the calendar month preceding the month in which such Distribution Date occurs].

      Interest  Only  Certificates:  Any one of the Class A-V  Certificates  [or
Class  [___]   Certificates.]  The  Interest  Only  Certificates  will  have  no
Certificate Principal Balance.

      [Inverse Floater Certificates: Class [___] Certificates].

      [LIBOR Rate Adjustment Date: [___________].]

      [Loan Group: Either or both of the CB Loan Group or the NB Loan Group.]

      [Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in [_______] 200[_], 0%; for any Distribution Date occurring after [______] 200[_] but prior to [_______] 200[_], 30%; for any Distribution
Date occurring after [______] 200[_] but prior to [_______] 200[_], 40%; for any Distribution Date occurring after [______] 200[_] but prior to [_______] 200[_], 60%; for any Distribution Date occurring after [______] 200[_] but prior to [_______] 200[_], 80%; for any Distribution Date after [_______] 200_, 100%.]

      [Lockout Scheduled Percentage: for any Distribution Date occurring prior to the Distribution Date in [_________] 200[_] will be 0% and for any Distribution Date thereafter, will be 100%.]

      Maturity Date: [________] 25, 20[__], the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan].

      Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

      (i)   the Mortgage Loan identifying number ("RFC LOAN #");

      (ii)  the maturity of the Mortgage Note ("MATURITY DATE");

      (iii) the Mortgage Rate ("ORIG RATE");

      (iv)  the Subservicer pass-through rate ("CURR NET");

      (v)   the Net Mortgage Rate ("NET MTG RT");

      (vi)  the Pool Strip Rate ("STRIP");

      (vii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

      (viii) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

      (ix)  the Loan-to-Value Ratio at origination ("LTV");

      (x) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

      (xi) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

      (xii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

      Such schedule may consist of multiple reports that collectively set forth all of the information required.

      [NB Loan Group: The group of Mortgage Loans comprised of the Group NB Loans.]

      Notional Amount: As of any Distribution Date, with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass immediately prior to such date [and, as of any Distribution Date, with respect to any Class [___] Certificate, an amount equal to the Certificate Principal Balance of the Class [___] Certificates immediately prior to such date].

      [PAC Certificates: Any Class [___] Certificate.]

      [PAC Distribution Amount: As of any Distribution Date, the amount required to reduce the Certificate Principal Balances of the PAC Certificates to their Planned Principal Balances as of such Distribution Date.]

      Pass-Through Rate: With respect to the [Class A] [Class CB] [Class NB] Certificates [(other than the [Floater], [Inverse Floater], Class A-V and Class A-P Certificates)], Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. [With respect to the Floater Certificates and the initial Interest Accrual Period, [____]% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to [Index] plus [___]%, subject to a maximum rate of [___]% per annum and a minimum rate of [___]% per annum.] [With respect to the Inverse Floater Certificates and the initial Interest Accrual Period, [_______]% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to [______]% minus the product of [_____] and [Index], subject to a maximum rate of [______]% per annum and a minimum rate of [0.000]% per annum.] With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to [____]% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z
represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

      [Planned Principal Balance:  With respect to the PAC Certificates and each
Distribution   Date,  the  amount  set  forth  for  such  Certificates  on  such
Distribution Date on Exhibit [__] hereto.]

      Prepayment Assumption: [With respect to the Class [CB, Class A-P, Class A-V, Class M and Class B] Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on such Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such Mortgage Loans and an additional 1.0909% per annum in each month thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 16.0% per annum.] [With respect to the Class [NB] Certificates, the prepayment assumption to be used for determining the accrual of original issue discount and market discount and premium on such Certificates for federal income tax purposes, which assumes a constant rate of prepayment of mortgage loans of 6.0% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 1.272727% per annum in each succeeding month until the twelfth month, and a constant 20.0% per annum rate of prepayment thereafter for the life of the mortgage loans.]

      Prepayment Distribution Percentage: With respect to any Distribution Date [and the Available Distribution Amount for each Loan Group] and each Class of Subordinate Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

      (i) For any Distribution Date prior to the Distribution Date in [______] 200[__] [(unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates)] [unless the Certificate Principal Balances of the Class CB Certificates [and Class R Certificates] or Class NB Certificates [and Class R Certificates], as applicable,] have been reduced to zero), 0%.

      (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                  (a) in the case of the Class of Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal
            Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal
            Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                  (b)  in  the  case  of  each   other   Class  of   Subordinate
            Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

      (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of
            (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

      [Prepayment Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in [__________] 200[_], 0%; for any Distribution Date occurring after [__________] 200[_] but prior to [__________] 200[_], 30%; for any Distribution Date occurring after [__________] 200[_] but prior to [__________] 200[_], 40%; for any Distribution Date occurring after [__________] 200[_] but prior to [__________] 200[_], 60%; for any Distribution Date occurring after [__________] 200[_] but prior to [__________] 200[_], 80%; for any Distribution Date after [__________] 200[_], 100%.]

      [Principal Only Certificates: Any one of the Class A-P Certificates or Class __ Certificates.]

      [Random Lot: With respect to any Distribution Date, the method by which the Depository will determine which the [______] Certificates will be paid, using its established random lot procedures or, if the [______] Certificates are no longer represented by a Book-Entry Certificate, using the Trustee's procedures.]

      Related Classes: As to any Uncertificated REMIC I Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

      [REMIC I: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

      (i)   the Mortgage Loans and the related Mortgage Files,

      (ii) all payments and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

      (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

      (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section 2.01 herein, and

      (v)   all proceeds of clauses (i) through (iv) above.]

      [REMIC I Certificates: The Class R-I Certificates.]

      [REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.]

      [REMIC II Certificates: Any Class of Certificates (other than the Class R-I Certificates).]

      [Reserve Fund Deposit: [_____].]

      [Reserve Fund: Any one or more segregated trust accounts that are Eligible Accounts, which shall be titled "Reserve Fund, [NAME OF TRUSTEE], as trustee for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 200[__]-QS[_], Class [___]."]

      [Reserve Fund Withdrawal: As defined in Section 4.[__].]

      [Retail Certificates: Any of the Class [__] Certificates.]

      [Rounding Account: A segregated trust account that is an Eligible Account, which shall be titled "Rounding Account, [NAME OF TRUSTEE], as trustee for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 200[__]-QS[_], Class [__]."]

      [Rounding Amount: [______].]

      Senior Certificate: Any one of the [Class A], [Class CB, Class NB], Class A-P, Class A-V or Class R Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

      Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.] [The Class CB Percentage or Class NB Percentage, as applicable.]

      Senior Principal Distribution Amount: [As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) of this Series Supplement, or, after the Credit Support Depletion Date, the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series Supplement, and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvi) and (xvii) of this Series Supplement.] [The Class CB Principal Distribution Amount or the Class NB Principal Distribution Amount, as applicable.]

      [Senior Support Certificates: Any one of the Class [__] Certificates.]

      Special Hazard Amount: As of any Distribution Date, an amount equal to $[_________] minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of [1.00]% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) [if Fitch is a rating agency] the greater of (i) the product of [0.50]% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to [___]% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of

California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

      The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Subordinate Principal Distribution Amount: With respect to any Distribution Date [and Loan Group] and each Class of Subordinate Certificates,
(a) the sum of the following: (i) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the aggregate of the amounts calculated (without giving effect to the [related Senior] Percentage[s]) for such Distribution Date [for the related Loan Group] under clauses (1), (2) and (3) of Section [4.02(a)(ii)(Y)(A)] to the extent not payable to the Senior Certificates; (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section [4.02(a)(ii)(Y)(B)(b)] [for the related Loan Group]
(without giving effect to the [related] Senior Accelerated Distribution Percentages) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the [related] Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month [for the related Loan Group] (other than the [related] Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount [for the related Loan Group] for such Distribution Date; and (v) any amounts described in clauses
(i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

      [Super Senior Certificates: Any one of the Class [__] Certificates.]

      [Super Senior Principal Distribution Amount: As of any Distribution Date on or after the Credit Support Depletion Date the product of (a) the then-applicable Super Senior Percentage and (b) the sum of the amounts set forth in Section [4.02(a)(ii)(Y)(A), (B), (C), (D) and (E)].

      [Super Senior Percentage: As of any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Super

Senior Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Certificate Principal Balance of all Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date.]

      [TAC Certificates: Any Class [___] Certificate.]

      [TAC Distribution Amount: As of any Distribution Date, the amount required to reduce the Certificate Principal Balances of the TAC Certificates to their Targeted Principal Balances as of such Distribution Date.]

      [Targeted Principal Balances: With respect to the TAC Certificates and each Distribution Date, the amount set forth for such Certificates on such Distribution Date on Exhibit [__] hereto.]

      Uncertificated  Accrued Interest:  With respect to each Distribution Date,
(i) as to each Uncertificated REMIC I Regular Interest other than each Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such Uncertificated REMIC I Regular Interest, (ii) as to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, an amount equal to one month's interest at the Pool Strip Rate of the related Mortgage Loan on the principal balance of such Mortgage Loan reduced by such Interest's pro-rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class A-V Certificates.

      Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests the per annum rate specified in the definition of Uncertificated REMIC I Regular Interests. With respect to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

      Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC I Regular Interests.

      Uncertificated REMIC I Regular Interests: [Insert all REMIC Regular Interests in lower tier REMICS.] The Uncertificated REMIC I Regular Interests Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

      1. The principal balance from time to time of each Uncertificated REMIC I Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus (ii) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to
            Section 10.04(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 10.04(d), which equals the aggregate principal balance of the Classes of Certificates identified as related to such Uncertificated REMIC I Regular Interest in such table.

      2. The Uncertificated Pass-Through Rate for each Uncertificated REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

      3. The Uncertificated REMIC I Distribution Amount for each REMIC I Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such Distribution Date pursuant to the provisions of Section 10.04(a).

--------------------------------------------------------------------------------
Uncertificated                                                    Initial
REMIC I               Related Classes          Pass-Through      Principal
Regular Interest      of Certificates              Rate           Balance
--------------------------------------------------------------------------------
V                 Class [______________]          [____]%        $[_______]
--------------------------------------------------------------------------------
W                 Class [______________]          [____]%        $[_______]
--------------------------------------------------------------------------------
X                 Class [______________]          [____]%        $[_______]
--------------------------------------------------------------------------------
Y                 Class [______________]          [____]%        $[_______]
--------------------------------------------------------------------------------

      Uncertificated REMIC I Regular Interests Z: The [___] uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to [___], each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

      Uncertificated REMIC I Regular Interests Z Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

      Uncertificated REMIC I Regular Interest Distribution Amounts: With respect to each Uncertificated REMIC I Regular Interest, other than the Uncertificated REMIC I Regular Interests Z, the amount specified as the Uncertificated REMIC I Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC I Regular Interests. With respect to the Uncertificated REMIC I Regular Interests Z, the Uncertificated REMIC I Regular Interests Z Distribution Amount.

      [Uncertificated REMIC II Regular Interests Z: Each of the [___] uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 through [___] each relating to the identically numbered Uncertificated REMIC I Regular Interests Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interests Z, comprising such
Uncertificated REMIC II Regular Interest's pro rata share of the amount distributed pursuant to Sections 10.04(a) and (b).]

      [Uncertificated REMIC II Regular Interests Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 4.02(a).]

      Underwriter: [_____________].

      Section 1.02.  Use of Words and Phrases.

      "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

      References in the Pooling and Servicing Agreement to "interest" on and "principal" of the Mortgage Loans shall mean, with respect to the Sharia Mortgage Loans, amounts in respect profit payments and acquisition payments, respectively.

      Section 1.03.  [Determination of LIBOR.

      LIBOR applicable to the calculation of the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates, if any, for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined on each LIBOR Rate Adjustment Date.

      On each LIBOR Rate Adjustment Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on such LIBOR Rate Adjustment Date. "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the LIBOR Rate Adjustment Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to, with respect to each of the Floater Certificates and Inverse Floater Certificates, the Certificate Principal Balances of the Floater Certificates and Inverse Floater Certificates, respectively, then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to, with respect to each of the Floater Certificates and Inverse Floater Certificates, the Certificate Principal Balances of the Floater Certificates and Inverse Floater Certificates, respectively, then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date.

      The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to each of the Floater Certificates and Inverse Floater Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

      Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on each of the Floater Certificates and Inverse Floater Certificates for the current and the immediately preceding Interest Accrual Period.]

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

      Section  2.01. Conveyance of  Mortgage  Loans.  (See  Section  2.01 of the
                     Standard Terms)

      Section  2.02. Acceptance  by  Trustee.  (See Section 2.02 of the Standard
                     Terms)

      Section  2.03. Representations,  Warranties  and  Covenants of  the Master
                     Servicer and the Company.

      (a) For representations, warranties and covenants of the Master Servicer, see Section 2.03(a) of the Standard Terms.

      (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

            (i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

            (ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

            (iii) The Mortgage Loans are fully-amortizing (subject to interest only periods, if applicable), fixed-rate mortgage loans with level Monthly Payments due, with respect to a majority of the Mortgage Loans, on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

            (iv) To the best of the Company's knowledge, except with respect to [___] Mortgage Loans representing approximately [___]% of the Mortgage Loans by aggregate Stated Principal Balance, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 35% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

            (v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

            (vi) No more than [___]% of the [Mortgage] [Group CB] Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than [___]% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California[; and no more than [___]% of the [Group NB] Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than [___]% of the [Mortgage] [Group CB] Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California];

            (vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and seek reimbursement therefor from the Mortgagor;

            (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

            (ix)  Approximately  [___]% of the  [Mortgage]  [Group  CB] Loans by
      aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately [___]% of the [Mortgage] [Group CB] Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately [___]% of the [Mortgage] [Group CB] Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program[; and approximately [___]% of the [Group NB] Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately [___]% of the [Group NB] Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately [___]% of the [Group NB] Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program];

            (x) Except with respect to approximately [___]% of the [Mortgage] [Group CB] Loans by aggregate Stated Principal Balance as of the Cut-off Date, [and approximately [___]% of the [Group NB] Loans by aggregate
      Stated Principal Balance as of the Cut-off Date,] the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

            (xi) [None] of the Mortgage Loans are Buydown Mortgage Loans;

            (xii) Each Mortgage  Loan  constitutes  a qualified  mortgage  under
      Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

            (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

            (xiv) [None] of the Mortgage Loans is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

            (xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

            (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

            (xvii) [None] of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note;

            (xviii) No more than [___]% of the [Mortgage] [Group CB] Loans [and [___]% of the [Group NB] Loans by aggregate Stated Principal Balance as of the Cut-off Date will have been made to International Borrowers, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

            (xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

            (xx) [None] of the Mortgage Loans are Additional Collateral Loans and [none] of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Custodial Files to the Trustee or the Custodian.

      Upon discovery by any of the Company, the Master Servicer, the Trustee or the Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (the Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

      Section 2.04. Representations and Warranties of Sellers. (See Section 2.04
                    of the Standard Terms)

      Section 2.05. Execution  and  Authentication of Certificates/  Issuance of
                    Certificates Evidencing Interests in REMIC I Certificates

      The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Custodial Files to it, or the Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the [Certificates in authorized denominations that evidence ownership of the entire Trust Fund.] [Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence ownership of REMIC I.]

      Section 2.06. [Conveyance of  Uncertificated  REMIC I and REMIC II Regular
                    Interests; Acceptance by the Trustee.

      The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-I Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-I Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates) to receive distributions from the proceeds of REMIC II in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.]

      Section 2.07.  [Issuance of Certificates Evidencing Interest in REMIC II.

      The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I Certificates) in authorized denominations, which evidence ownership of the entire REMIC II.]

      Section  2.08. Purposes  and  Powers of the Trust (See Section 2.08 of the
                     Standard Terms).

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

                     (See Article III of the Standard Terms)

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

      Section 4.01.  Certificate   Account.  (See  Section  4.01 of the Standard
                     Terms)

      Section 4.02.  Distributions.

      (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)([iii][iv]) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)([iii][iv]) below, and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c)[ and (d)][, (d) and (f)] below), in each case to the extent of the [related or specified] Available Distribution Amount remaining in the case of clauses (i) [and
(ii)][through (iii), and to the extent of the Available Distribution Amount for each Loan Group remaining in the case of clauses (iv) through (xviii)]:

            (i) [to the Senior Certificates (other than the Class A-P Certificates) on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);]

            [(X) from the Available Distribution Amount related to the CB Loan Group, to the Class CB Certificateholders and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest on such Class of Certificates for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

            (Y) from the Available Distribution Amount related to the NB Loan Group, to the Class NB Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

            (Z) from the Available Distribution Amount derived from the related Loan Group, on a parity with the distributions in Sections 4.02(a)(i)(X) and 4.02(a)(i)(Y), as applicable, to the Class A-V Certificates in proportion to the respective amounts of Accrued Certificate Interest thereon derived from each Loan Group, Accrued Certificate Interest on the Class A-V Certificates with respect to such Distribution Date and derived from the related Loan Group, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date with respect to such Loan Group except as provided in the last paragraph of this Section 4.02(a);] and

            (ii) (X) to the Class A-P Certificates, [from the Available Distribution Amount for each Loan Group in proportion to the respective amounts of the Class A-P Principal Distribution Amount derived from each Loan Group,] the Class A-P Principal Distribution Amount; and

            (Y) to the Senior Certificates (other than the Class A-P Certificates), in the priorities and amounts set forth in Section 4.02(b),
      (c)[ and (e)][, (d) and (f)], the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

                  (A) the [related] Senior Percentage for such Distribution Date times the sum of the following:

                        (1) the  principal  portion of each Monthly  Payment due
                  during the related Due Period on each Outstanding Mortgage Loan [in the related Loan Group] (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                        (2) the Stated  Principal  Balance of any Mortgage  Loan
                  [in the related Loan Group] repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan [in such Loan Group] pursuant to
                  Section 2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

                        (3) the principal portion of all other unscheduled collections [with respect to the related Loan Group] (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

                  (B) with  respect to each  Mortgage  Loan [in the related Loan
            Group] for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the
            Standard  Terms)  and did not result in any  Excess  Special  Hazard
            Losses,   Excess  Fraud   Losses,   Excess   Bankruptcy   Losses  or
            Extraordinary Losses, an amount equal to the lesser of (a) the [related] Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the [related] Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in
            Section 4.02(b)(i)(C) of this Series Supplement);

                  (C) the [related] Senior Accelerated  Distribution  Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full [with respect to the related Loan Group] received in the related Prepayment Period and Curtailments [with respect to the related Loan Group] received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage Loan);

                  (D) any [portion of the] Excess  Subordinate  Principal Amount for such Distribution Date [allocated to the related Loan Group]; [and]

                  (E) any amounts described in subsection (ii)(Y),  clauses (A),
            (B) and (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates; [and]

            [(Z) to the Holders of the Class CB or Class NB Certificates, as applicable, amounts required to be distributed pursuant to Section 4.02(c);

            [(iii)] if the aggregate Certificate Principal Balance of the Class CB Certificates and Class R Certificates or Class NB Certificates is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group (other than the related Discount Fraction of each Discount Mortgage Loan in the related Loan Group) and the Class M Certificates or Class B Certificates are still outstanding, in each case after giving effect to distributions to be made on such Distribution Date, to the Holders of such Class or Classes of Class CB and Class R or Class NB Certificates, as applicable, an amount equal to one month's interest at a rate equal to the Discount Net Mortgage Rate on the amount of the difference between the aggregate Certificate Principal Balance of such Class or Classes of Class CB Certificates and Class R Certificates or Class NB Certificates, as the case may be, and the aggregate Stated Principal Balance of its related Loan Group, from the Available Distribution Amount for the other Loan Group with respect to which the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group are not less than the aggregate Certificate Principal Balance of the related Classes of Senior Certificates, applied first to pay Accrued Certificate Interest on such Class or Classes of Class CB Certificates and Class R Certificates on a pro rata basis or Class NB Certificates on a pro rata basis to the extent not paid on such Distribution Date pursuant to
      Section 4.02(a)(i), and then to pay principal on such Class or Classes of Class CB Certificates and Class R Certificates or Class NB Certificates in accordance with the priorities set forth in Section 4.02(b), until the Certificate Principal Balance of such Class CB Certificates and Class R Certificates or Class NB Certificates is equal to the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group;]

            (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

            (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

            (v) to the Holders of the Class M-1 Certificates, an amount equal to
      (x) the Subordinate Principal Distribution Amount for such Class of Certificates [for each Loan Group] for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)[(vii), (ix), (xi), (xiii), (xiv) and (xv)][(viii), (x), (xii),
      (xiv), (xv) and (xvi)] of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

            (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

            (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates [for each Loan Group] for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)[(ix), (xi), (xiii), (xiv) and (xv)][(x), (xii), (xiv), (xv) and
      (xvi)] are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

            (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

            (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates [for each Loan Group] for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)[(xi), (xiii), (xiv) and (xv)][(xii), (xiv), (xv) and (xvi)] are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

            (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

            (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates [for each Loan Group] for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)[(xiii), (xiv) and (xv)][(xiv), (xv) and (xvi)] are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

            (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

            (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates [for each Loan Group] for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)[(xiv) and (xv)][(xv) and (xvi)] are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

            (xiv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a)[(xv)][(xvi)] are insufficient therefor;

            (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates [for each Loan Group] for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

            (xvi) to the Senior Certificates, on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution [Amount][Amounts for each Loan Group] remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available
      Distribution [Amount][Amounts for each Loan Group] remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

            (xvii) to the Class [R][R-I] Certificates, the balance, if any, of the Available Distribution [Amount][Amounts for each Loan Group].

      Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

      (b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

            (i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

                  (A) the related Discount  Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                  (B) the related Discount  Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                  (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

                  (D) any  amounts  allocable  to  principal  for  any  previous
            Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                  (E) the amount of any Class A-P Collection Shortfalls for such
            Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

            (ii) [Senior Certificates' paydown rules]

      [(c) Prior to the occurrence of the Credit Support Depletion Date but after the reduction of the Certificate Principal Balances of the Class CB Certificates and Class R Certificates or Class NB Certificates to zero, the remaining Class CB Certificates and Class R Certificates or Class NB Certificates, as applicable, will be entitled to receive, in addition to any Mortgagor prepayments related to such Certificates' respective Loan Group, 100% of the Mortgagor prepayments on the Mortgage Loans in the other Loan Group, whose related Classes of Senior Certificates are no longer outstanding, to be allocated on a pro rata basis in accordance with their respective aggregate Certificate Principal Balances between the remaining Class CB Certificates and Residual Certificates as a group and Class NB Certificates as a group, and among the remaining Class NB Certificates in accordance with the priorities set forth in clause (b) above, and in reduction of the Certificate Principal Balances thereof, on any Distribution Date unless (i) the weighted average of the Subordinate Percentages for both Loan Groups, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, is at least two times the weighted average of the initial Subordinate Percentages for both Loan Groups (calculated on such basis) and (ii) the outstanding principal balance of the Mortgage Loans in both Loan Groups delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50%. In addition, on any Distribution Date prior to the Credit Support Depletion Date on which the aggregate Certificate Principal Balance of the Class CB Certificates and Class R Certificates or Class NB Certificates, as applicable, is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group in each case after giving effect to distributions to be made on such
Distribution Date, 100% of the Mortgagor prepayments allocable to the Subordinate Certificates on the Mortgage Loans in the other Loan Group will be distributed to such class or classes of Class CB Certificates and Class R Certificates or Class NB Certificates, as applicable, and in reduction of the Certificate Principal Balances thereof, until the aggregate Certificate Principal Balance of such Class or Classes of Certificates equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group. If the aggregate Certificate Principal Balance of the related Class or Classes of Senior Certificates of more than one Loan Group is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, then the amount described in the sentence above will be allocated on a pro rata basis among such Class CB, Class R-I, and Class R-II Certificates as a group or Class NB Certificates as a group, and among the classes of any such group, as applicable, in accordance with the priorities set forth in clause (b) above.]

      (c) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) [an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances, and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.][the remaining Class CB Principal Distribution Amount will be distributed to the Class CB Certificates and Class R Certificates on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, (ii) the remaining Class NB Principal Distribution Amount will be distributed to the Class NB Certificates on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, (iii) the amount set forth in
Section 4.02(a)(i) will be distributed as set forth therein, and (iv) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-P Certificates, from the Available Distribution Amount for each Loan Group in proportion to the respective amounts of the Class A-P Principal Distribution Amount derived from each Loan Group.]

      (d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount [for each Loan Group] will be paid solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

      (e) In  addition  to the  foregoing  distributions,  with  respect  to any
Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution
(i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

      (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

      (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

      [(h) Notwithstanding the priorities relating to distributions of principal among the Insured Certificates described above, on any Distribution Date, distributions in respect of principal on the Insured Certificates will be allocated among the Holders of the Insured Certificates as set forth in Section
4.11. On each Distribution Date on which amounts are available for distributions in reduction of the Certificate Principal Balance of the Insured Certificates (including, for purposes of this paragraph, the portion of any Certificate Insurance Payment allocable to principal) the aggregate amount allocable to such distributions will be rounded upward by the Rounding Amount. Such rounding will be accomplished on the first Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made by withdrawing from the Rounding Account the Rounding Amount for deposit into the Certificate Account, and such Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Insured Certificates. On each succeeding Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Insured Certificates are made, first, the aggregate amount available for distribution in reduction of the Certificate Principal Balance of the Insured Certificates will be applied to repay the Rounding Amount withdrawn from the Rounding Account on the prior Distribution Date and then, the remainder of such allocable amount, if any, will be similarly rounded upward through another withdrawal from the Rounding Account and such determined Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Insured Certificates. Any funds remaining in the Rounding Account after the Certificate Principal Balance of the Insured Certificates is reduced to zero shall be distributed to the Class R Certificateholders.]

      Section 4.03. Statements to Certificateholders; Statements to the Rating Agencies; Exchange Act Reporting. (See Section 4.03 of the Standard Terms)

      Section  4.04. Distribution  of  Reports to the Trustee  and the  Company;
                     Advances by the Master Servicer. (See Section 4.04 of the Standard Terms)

      Section 4.05.  Allocation of Realized Losses.

      Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all the [Senior Certificates (other than the Class A-P Certificates)] [Class CB Certificates [and Class R Certificates] (in the case of a Group CB
Loan) or among the Class NB Certificates [and Class R Certificates] (in the case of a Group NB Loan), and the Class A-V Certificates (in the case of the interest portion of a Realized Loss on a Mortgage Loan in either Loan Group)] on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary
Losses  on the  Discount  Mortgage  Loans  will be  allocated  to the  Class A-P
Certificates in an amount equal to the Discount Fraction thereof [and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below[, provided, however, that Realized Losses otherwise allocable to the Super Senior Certificates will be allocated to the Senior Support Certificates until the Certificate Principal Balance of the Senior Support Certificates is reduced to zero].] [in the case of a Discount Mortgage Loan. The Class CB Percentage or Class NB Percentage (as applicable) of the remainder of such losses will be allocated among the Class CB Certificates and Class A-V Certificates (in the case of a Class CB Loan) or the Class NB, Class R and Class A-V Certificates (in the case of a Class NB Loan) on a pro rata basis, as described below; and the remainder of such Realized Losses will be allocated among the Subordinate Certificates, on a pro rata basis, as described below.] The interest portion of any Excess Special

Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis.

      As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal
Balances [derived from the related Loan Group] prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable [from the related Loan Group] in respect of such Distribution Date [and derived from the related Loan Group] (without regard to any Compensating
Interest for such Distribution Date) in the case of an interest portion of a Realized Loss[; provided that in determining the Certificate Principal Balance of the Accrual Certificates for the purpose of allocating any portion of a Realized Loss thereto, the Certificate Principal Balance of the Accrual Certificates shall be deemed to be equal to the lesser of (a) the original
Certificate Principal Balance of such Certificate and (b) the Certificate Principal Balance of such Certificate prior to giving effect distributions made on such Distribution Date]. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

      Section 4.06.  Reports  of  Foreclosures   and  Abandonment  of  Mortgaged
                     Property. (See Section 4.06 of the Standard Terms)

      Section 4.07.  Optional Purchase of Defaulted Mortgage Loans. (See Section
                     4.07 of the Standard Terms)

      Section 4.08.  Surety Bond. (See Section 4.08 of the Standard Terms)

      Section 4.09.  [Reserve Fund.

      No later than the Closing Date, the Trustee will establish and maintain the Reserve Fund. On the Closing Date the Underwriter shall deposit with the Trustee, and the Trustee shall deposit into the Reserve Fund, cash in an amount equal to the Reserve Fund Deposit.

      The Master Servicer shall direct the Trustee in writing on each Distribution Date to withdraw amounts on deposit in the Reserve Fund for deposit into the Certificate Account, and to pay to the holders of any Insured Certificates pursuant to Section [4.02(a)(i)], the amount of Prepayment Interest Shortfalls otherwise allocable to any Insured Certificates pursuant to the definition of Accrued Certificate Interest (to the extent not offset by the Master Servicer pursuant to Section 3.16(e) hereof), and to the extent of funds on deposit in the Reserve Fund (the amount of such withdrawal for any Distribution Date, the "Reserve Fund Withdrawal").

      For federal income tax purposes, the Underwriter shall be the owner of the Reserve Fund and shall report all items of income, deduction, gain or loss arising therefrom. Notwithstanding anything herein to the contrary, the Reserve Fund shall not be an asset of any REMIC. The Reserve Fund shall be invested in Permitted Investments at the direction of the Underwriter. All income and gain realized from investment of funds deposited in the Reserve Fund shall be deposited in the Reserve Fund for the sole use and exclusive benefit of the Reserve Fund. The amount of any loss incurred in respect of any such investments shall be deposited in the Reserve Fund by the Underwriter out of its own funds immediately as realized without any right of reimbursement. The balance, if any, remaining in the Reserve Fund on the Distribution Date on which the Certificate Principal Balance of any Insured Certificates is reduced to zero will be distributed by the Trustee to the Underwriter. To the extent that the Reserve Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Underwriter, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations. The Reserve Fund may not be owned by more than one Person and (3) for all federal tax purposes, any amounts transferred by any REMIC to the Reserve Fund will be treated as amounts distributed by any REMIC to the Underwriter.]

      Section 4.10.  [Rounding Account.

      No later than the Closing Date, the Trustee will establish and maintain the Rounding Account. On the Closing Date, the Underwriter shall deposit with the Trustee, and the Trustee shall deposit into the Rounding Account, cash in an amount equal to $999.99.

      The Trustee on each Distribution Date shall, based upon information provided by the Master Servicer for the related Distribution Date, withdraw funds from the Rounding Account to pay to the holders of any Insured Certificates pursuant to [Section 4.02(h)] the Rounding

Amount. In addition, the Trustee on each Distribution Date shall, based upon information provided by the Master Servicer for the related Distribution Date, withdraw funds from the Certificate Account to repay to the Rounding Account the Rounding Amount from the prior Distribution Date as contemplated in Section [4.02(h)].]

      Section 4.11.  [Principal Distributions on the Insured Certificates.

      Distributions in reduction of the Certificate Principal Balance of any Insured Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Beneficial Owners of Insured Certificates or by mandatory distributions by Random Lot or on a pro rata basis as described below.

      All requests for distributions in reduction of the Certificate Principal Balance of any Insured Certificates will be accepted in accordance with the provisions set forth in Section 4.11(a). All requests for distributions in reduction of the Certificate Principal Balance of any Insured Certificates with respect to any Distribution Date must be received by the Depository and forwarded to, and received by, the Trustee no later than the close of business on the related Record Date. Requests for distributions that are received by the Depository and forwarded to the Trustee after the related Record Date, and requests for distributions forwarded to the Trustee prior to the related Record Date and not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 4.11(a). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Insured Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Insured Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 4.11 (a) using a form required by the Depository.

      Distributions in reduction of the Certificate Principal Balance of any Insured Certificates on any Distribution Date will be applied in an amount equal to the Senior Principal Distribution Amount allocable to such Class pursuant to
Section 4.02(b), minus any amounts deposited in the Rounding Account plus any amounts available for distribution from such Rounding Account, provided that the aggregate distribution in reduction of the Certificate Principal Balance of any Insured Certificates on any Distribution Date shall be made in an integral multiple of $1,000.

      To the extent that the portion of the Senior Principal Distribution Amount allocable to distributions in reduction of the Certificate Principal Balance of any Insured Certificates on any Distribution Date exceeds the aggregate Certificate Principal Balance of Insured Certificates with respect to which distribution requests, as set forth above, have been received (minus any amounts deposited in the Rounding Account plus any amounts required to be distributed pursuant to the Rounding Account), distributions in reduction of the Certificate Principal Balance of any Insured Certificates will be made by mandatory distribution pursuant to Section 4.11 (b).

            (a) Requests for distributions in reduction of the Certificate Principal Balance of Insured Certificates must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in Insured Certificates. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) on a form required by the Depository and provided to the Depository Participant. Upon receipt of such request, the Depository will date and time stamp such request and forward such request to the Trustee. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Company, Master Servicer, the Trustee or Certificate Insurer shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

      The Trustee shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Insured Certificates that have submitted requests for distributions in reduction of the Certificate
Principal Balance of Insured Certificates, together with the order of receipt and the amounts of such requests. The Depository will honor requests for distributions in the order of their receipt. The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least three Business Days prior to such Distribution Date based on the report received by the Trustee pursuant to Section 4.04 and shall notify the Depository as to the amount of the Senior Principal Distribution Amount to be distributed to any Insured Certificates by Random Lot pursuant to Section 4.11 (b). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.11. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected persons.

      Insured Retail Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs, and notwithstanding anything to the contrary herein, no amounts shall be due from the Certificate Insurer or otherwise with respect to interest on such Certificates after such last day of the month.

      Any Certificate Owner of an Insured Certificate that has requested a distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. In the event that such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request, on a form required by the Depository, to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Depository and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Principal Balance of any Insured Certificates on such Distribution Date.

      In the event any requests for distributions in reduction of the Certificate Principal Balance of any Insured Certificates are rejected by the Trustee for failure to comply with the requirements of this Section 4.11, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

            (b) To the extent, if any, that distributions in reduction of the Certificate Principal Balance of any Insured Certificates on a Distribution Date exceed the outstanding Certificate Principal Balance of Insured Certificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.11 (a) above, the additional distributions in reduction of the Certificate Principal Balance of any Insured Certificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Insured Retail Certificates will be made by Random Lot in accordance with the then-applicable Random Lot procedures of the Depository, the Depository Participants and the Indirect Depository Participants representing the Certificate Owners; provided however, that, if after the distribution in reduction of the Certificate Principal Balance of any Insured Certificates on the next succeeding Distribution Date on which mandatory distributions are to be made, the Certificate Principal Balance of any Insured Certificates would not be reduced to zero, the Insured Retail Certificates to which such distributions will be applied shall be selected by the Depository from those Insured Certificates not otherwise receiving distributions in reduction of the Certificate Principal Balance on such Distribution Date. The Trustee shall notify the Depository of the aggregate amount of the mandatory distribution in reduction of the Certificate Principal Balance of any Insured Certificates to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among its Depository Participants on a Random Lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Insured Retail Certificates from among those held in its accounts to receive mandatory distributions in reduction of the Certificate Principal Balance of any Insured Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Insured Certificates selected for mandatory distributions in reduction of the Certificate Principal Balance thereof are required to provide notice of such mandatory distributions to the affected Certificate Owners. The Master Servicer agrees to notify the Trustee of the amount of distributions in reduction of the Certificate Principal Balance of any Insured Certificates to be made on each Distribution Date in a timely manner such that the Trustee may fulfill its obligations pursuant to the [Letter of Representations] dated the Business Day immediately preceding the Closing Date among the Company, the Trustee and the Depository.

            (c) Notwithstanding any provisions herein to the contrary, on each Distribution Date following the first Distribution Date on which any Realized Losses are allocated to any Insured Certificates, distributions in reduction of the Certificate Principal Balance of any Insured Certificates will be made pro rata among the Certificate Owners of any Insured Certificates and will not be made in integral multiples of $1,000 nor pursuant to requests for distribution as permitted by this
                  Section 4.11 or mandatory distributions by Random Lot.

      In the event that Definitive Certificates representing any Insured Certificates are issued pursuant to Section 5.01, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Certificate Principal Balance of any Insured Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to any Insured Certificates, with the provisions of this Section 4.11.]

                                   ARTICLE V

                                THE CERTIFICATES

                      (See Article V of the Standard Terms)

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                     (See Article VI of the Standard Terms)

                                  ARTICLE VII

                                     DEFAULT

                     (See Article VII of the Standard Terms)

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

                    (See Article VIII of the Standard Terms)

                                   ARTICLE IX

                                   TERMINATION

                     (See Article IX of the Standard Terms)

                                   ARTICLE X

                                REMIC PROVISIONS

      Section 10.01. REMIC  Administration.  (See Section  10.01 of the Standard
                     Terms)

      Section 10.02. Master   Servicer;   REMIC   Administrator   and    Trustee
                     Indemnification. (See Section 10.02 of the Standard Terms)

      Section 10.03. Designation of REMIC[s].

      The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Initial
Monthly Payment Fund) as a REMIC [("REMIC I") and will make and election to treat the pool of assets comprised of the Uncertificated REMIC I Regular Interests as a REMIC ("REMIC II")] for federal income tax purposes.

      [The Uncertificated REMIC I Regular Interests] [Class _ Certificates] will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.]

      The [Class CB-1, Class CB-2, Class NB-1, Class NB-2, Class NB-3, Class NB-4, Class NB-5, Class NB-6, Class NB-7, Class NB-8, Class NB-9,] [Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8,]
Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the [Uncertificated REMIC II Regular Interests] [Uncertificated Class A-V REMIC Regular Interests], the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in [REMIC II] [the REMIC], and the Class [R-II] [R] Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to said Section.]

      Section 10.04. Distributions  on the Uncertificated REMIC [I and REMIC II]
                     Regular Interests.

      (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC [I] Regular Interests, the [Uncertificated Accrued Interest on the Uncertificated REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date] [Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

            (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

            (ii) In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates) under Section 4.02(a), as allocated thereto pursuant to
      Section 4.02(b).

      (b) The amount described in Section 10.04(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest V, (ii) Uncertificated REMIC I Regular Interest W, (iii) Uncertificated REMIC I Regular Interest X and (iv) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Class of Certificates (other than the Class R-I Certificates), respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

      (c) The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 10.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).]

      (d) In determining from time to time the Uncertificated REMIC [I] Regular Interest Distribution Amounts [and Uncertificated REMIC II Regular Interest Distribution Amounts]:

            (i) Realized Losses  allocated to the Class A-V  Certificates  under
      Section 4.05 shall be deemed allocated to the REMIC [II] Uncertificated Regular Interests pro-rata according to the respective amounts of Uncertificated Accrued Interest that would have accrued on such Uncertificated REMIC Regular [II] Interests for the Distribution Date for which such allocation is being made in the absence of such allocation;

            (ii) [Realized Losses allocated to the Class NB-_ Certificates under
      Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest V;]

            (iii) [Realized Losses allocated to the Class NB-_ Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W;]

            (iv) [Realized Losses allocated to the Class A-P Certificates  under
      Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;]

            (v) [Realized Losses allocated to the [Class CB-1, Class CB-2, Class NB-1, Class NB-2, Class NB-3, Class NB-4, Class NB-5,] Class M-1, Class
      M-2,   Class  M-3,  Class  B-1,  Class  B-2,  Class  B-3  and  Class  R-II
      Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and]

            (vi) [Realized Losses allocated to the Uncertificated REMIC II Regular Interests under clause (I), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.]

      (e) On each Distribution Date the Trustee shall be deemed to distribute from [the Trust Fund] [REMIC II], in the priority set forth in Sections 4.02(a) and (b), [to the Class A-V Certificates] [to the Holders of each Class of Certificates (other than the Class R-I Certificates)] the amounts distributable thereon from the Uncertificated REMIC [I] Regular Interest Distribution Amounts deemed to have been received [by REMIC II from REMIC I] [from the Trust Fund] under this Section 10.04. The amounts deemed distributed hereunder with respect to the Class A-V Certificates shall [equal 100% of the amounts payable with respect to the Uncertificated REMIC Regular Interests] [be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests Z in accordance with their respective Uncertificated REMIC II Regular Interest Distribution Amounts, as such Uncertificated REMIC II Regular Interests comprise the Class A-V Certificates.]

      (f) Notwithstanding the deemed distributions on the Uncertificated REMIC [I] Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

      Section 10.05. Compliance with Withholding Requirements.

      Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

      Section 11.01. Amendment. (See Section 11.01 of the Standard Terms)

      Section 11.02. Recordation of Agreement.  Counterparts. (See Section 11.02
                     of the Standard Terms)

      Section 11.03. Limitation  on Rights of  Certificateholders.  (See Section
                     11.03 of the Standard Terms)

      Section 11.04. Governing Laws. (See Section 11.04 of the Standard Terms)

      Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee and the Company, as applicable:

--------------------------------------------------------------------------------
   Recipient                                   Address
--------------------------------------------------------------------------------
Company                8400 Normandale Lake Boulevard
                       Suite 250, Minneapolis, Minnesota  55437,
                       Attention:  President
--------------------------------------------------------------------------------
Master Servicer        2255 N. Ontario Street, Suite 400
                       Burbank, California 91504-2130
                       Attention:  Managing Director/Master Servicing
--------------------------------------------------------------------------------
Trustee                Corporate Trust Office

                       The Trustee designates its offices located at [________],
                       for the purposes of Section 8.12 of the Standard Terms
--------------------------------------------------------------------------------
Standard & Poor's      55 Water Street
                       New York, New York 10041
--------------------------------------------------------------------------------
Fitch, Inc.            One State Street Plaza
                       New York, New York 10004
--------------------------------------------------------------------------------
Moody's                99 Church Street
                       New York, New York 10004
--------------------------------------------------------------------------------

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      Section 11.06. Required   Notices to Rating Agency and  Subservicer.  (See
                     Section 11.06 of the Standard Terms)

      Section 11.07. Severability  of  Provisions.  (See  Section  11.07 of  the
                     Standard Terms)

      Section 11.08. Supplemental Provisions for Resecuritization.  (See Section
                     11.08 of the Standard Terms)

      Section 11.09. Allocation of Voting Rights.

      [98.0]% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; [1]% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates in accordance with their respective Percentage Interests, and [1]% of all Voting Rights shall be allocated among the Holders of the Class R Certificates in accordance with their respective Percentage Interests.]

      Section 11.10. No Petition.

      The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

                                  ARTICLE XII

                                [CERTAIN MATTERS

                        REGARDING THE CERTIFICATE INSURER

      Section 12.01. Rights  of the  Certificate  Insurer To Exercise  Rights of
                     Insured Certificateholders.

      By accepting its Certificate, each Insured Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall have the right to exercise all consent, voting, direction and other control rights of the Insured Certificateholders under this Agreement without any further consent of the Insured Certificateholders.

      Section 12.02. Claims Upon the Certificate Policy;  Certificate  Insurance
                     Account.

      (a) If, on the Business Day next succeeding the Determination Date, the Master Servicer determines that (i) the funds that will be on deposit in the Certificate Account on the related Certificate Account Deposit Date, to the extent distributable to any Insured Certificateholders pursuant to Section 4.02(a)(i), together with any Reserve Fund Withdrawal for the related Distribution Date, are insufficient to pay the full amount of interest for the related Interest Accrual Period on the Certificate Principal Balance of any Insured Certificates at the related Pass-Through Rate (net of (a) any Prepayment Interest Shortfalls allocated to the Insured Certificates but only to the extent covered by the Master Servicer and (b) any interest shortfalls relating to the Soldiers' and Sailors' Relief Act of 1940, as amended) on such Distribution Date, (ii) the principal portion of any Realized Loss is allocated to any Insured Certificates on such Distribution Date or (iii) the funds available in connection with an optional termination of the Trust Fund pursuant to Section
5.06 or Section 9.01 or on the Final Distribution Date will be insufficient to reduce the Certificate Principal Balances of any Insured Certificates to zero, the Master Servicer shall deliver to the Trustee not later than 1:00 p.m. New York City time on the Business Day next succeeding the Determination Date a certificate signed by a Servicing Officer directing the Trustee to draw on the Certificate Policy and stating the amount to be drawn and stating the Guaranteed Distribution Amount for each Class of Insured Certificates, and the Trustee shall give notice by telephone or telecopy of the aggregate amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the endorsement of the Certificate Policy, to the Certificate Insurer and the Fiscal Agent (as defined in the Certificate Policy), if any, at or before 12:00 noon, New York City time, on the Business Day prior to such Distribution Date. If, subsequent to such notice, and prior to payment by the Certificate Insurer pursuant to such notice, additional amounts are deposited in the Certificate Account, the Trustee shall reasonably promptly notify the Certificate Insurer and withdraw the notice or reduce the amount claimed, as appropriate.

      (b) The Trustee shall establish a separate special purpose trust account for the benefit of Holders of any Insured Certificates and the Certificate Insurer referred to herein as the "Certificate Insurance Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the Certificate Policy in the Certificate Insurance Account and distribute such amount only for purposes of payment to

Holders of Insured Certificates of the Guaranteed Distribution for which a claim was made. Such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund. Amounts paid under the Certificate Policy shall be transferred to the Certificate Account in accordance with the next succeeding paragraph and disbursed by the Trustee to Holders of Certificates in accordance with Section 4.02, Section 5.06(c) or
Section 9.01(c), as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Guaranteed Distribution with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Insured Certificates to be paid from funds transferred from the Certificate Insurance Account shall be noted as provided in paragraph (c) below and in the statement to be furnished to Holders of the Certificates pursuant to Section
4.03. Funds held in the Certificate Insurance Account shall not be invested by the Master Servicer.

      On any Distribution Date with respect to which a claim has been made under the Certificate Policy, the amount of any funds received by the Trustee as a result of any claim under the Certificate Policy, to the extent required to make the Guaranteed Distribution on such Distribution Date shall be withdrawn from the Certificate Insurance Account and deposited in the Certificate Account and applied by the Master Servicer on behalf of the Trustee, together with the other funds to be distributed to the Insured Certificateholders pursuant to Section 4.02(a)(i), directly to the payment in full of the Guaranteed Distribution due on the Insured Certificates. Any funds remaining in the Certificate Insurance Account on the first Business Day following a Distribution Date shall be remitted to the Certificate Insurer, pursuant to the instructions of the Certificate Insurer, by the end of such Business Day.

      (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid into the Certificate Insurance Account in respect of any Certificate from moneys received under the Certificate Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon two Business Day's prior notice to the Trustee.

      Section 12.03. Effect of Payments by the Certificate Insurer; Subrogation.

      Anything  herein to the  contrary  notwithstanding,  for  purposes of this
Section 12.03, any payment with respect to principal of or interest on any Insured Certificates which is made with monies received pursuant to the terms of the Certificate Policy shall not be considered payment of any Insured
Certificates from the Trust Fund. The Master Servicer and the Trustee acknowledge, and each Holder by its acceptance of an Insured Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Master Servicer, the Trustee or the Certificate Registrar, to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on any Insured Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to, and each Insured Certificateholder, the Master Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund; provided that the Certificate Insurer shall be paid such amounts only from the sources and in the manner explicitly provided for herein.

      The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer `s rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

      Section 12.04. Notices and Information to the Certificate Insurer.

      (a) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Certificateholders shall also be sent to the Certificate Insurer.

      (b) The Master Servicer shall designate a Person who shall be available to the Certificate Insurer to provide reasonable access to information regarding the Mortgage Loans.

      Section 12.05. Trustee to Hold Certificate Policy.

      The Trustee will hold the Certificate Policy in trust as agent for the Insured Certificateholders for the purpose of making claims thereof and distributing the proceeds thereof. Neither the Certificate Policy, nor the amounts paid on the Certificate Policy will constitute part of the Trust Fund or assets of any REMIC created by this Agreement. Each Insured Certificateholder, by accepting its Certificate, appoints the Trustee as attorney-in-fact for the purpose of making claims on the Certificate Policy. The Trustee shall surrender the Certificate Policy to the Certificate Insurer for cancellation upon the expiration of the term of the Certificate Policy as provided in the Certificate Policy following the retirement of any Insured Certificates. To the extent that the Certificate Policy constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC,
(2) it shall be owned by the Certificate Insurer and (3) for federal income tax purposes, any amounts transferred by any REMIC to the Certificate Insurer will be treated as amounts distributed by any REMIC to the Certificate Insurer all within the meaning of Section 1.860G-2(h) of the Treasury regulations.]

      IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]

                                                By:
                                                   -----------------------------
                                                    Name: [__________]
                                                    Title: Vice President

Attest:
       ------------------------
       Name: [__________]
       Title: Vice President

                                                RESIDENTIAL FUNDING COMPANY, LLC
[Seal]

                                                By:
                                                   -----------------------------
                                                    Name: [__________]
                                                    Title: Director

Attest:
       ------------------------
       Name: [__________]
       Title: Director

                                                [_____________________________],
                                                   as Trustee
[Seal]

                                                By:
                                                   -----------------------------
                                                    Name: [__________]
                                                    Title: [__________]

Attest:
       ------------------------
       Name: [__________]
       Title: [__________]

STATE OF MINNESOTA             )
                               ) ss.:
COUNTY OF HENNEPIN             )

      On the [__] day of [__________], 200[__] before me, a notary public in and for said State, personally appeared [__________], known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                -------------------------------
                                                   Notary Public
[Notarial Seal]

STATE OF MINNESOTA             )
                               ) ss.:
COUNTY OF HENNEPIN             )

      On the [__] day of [__________], 200[__] before me, a notary public in and for said State, personally appeared [__________], known to me to be a Director of Residential Funding Company, LLC, the Delaware limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such limited liability company executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                -------------------------------
                                                   Notary Public
[Notarial Seal]

STATE OF [__________]          )
                               ) ss.:
COUNTY OF [__________]         )

      On the [__] day of [__________], 200[__] before me, a notary public in and for said State, personally appeared [__________], known to me to be a[n] [__________] of [__________], the [__________] that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                -------------------------------
                                                   Notary Public
[Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE

                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                     MONTHLY DISTRIBUTION DATE STATEMENT(1)

            (i) the applicable Record Date, Determination Date and Distribution Date;

            (ii) the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

            (iii) the Servicing Fee and Subservicing Fee payable to the Master Servicer and the Subservicer;

            (iv) the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

            (v) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

            (vi) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

            (vii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

            (viii) the aggregate Certificate Principal Balance of each Class of Certificates and [the Senior Percentage] [each of the related Class CB and Class NB Percentages and Subordinate Class Percentage], before and after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

            (ix) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

            (x) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

            (xi) if applicable, the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount at the opening of business and as of the close of business on the applicable Distribution Date and a description of any change in the calculation of those amounts;

            (xii) the percentage of the outstanding principal balances of the Senior Certificates after giving effect to the distributions on that Distribution Date;


----------
(1) The monthly Distribution Date statement shall be available each month via the Trustee's website, which is presently located at [www.________]. A Holder that requests a paper copy by calling the Trustee at [(___)________] is entitled to have a paper copy mailed to it via first class mail.

            (xiii) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date and the number of Mortgage Loans at the beginning and end of the related Due Period;

            (xiv) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

            (xv) the aggregate amount of Realized Losses for such Distribution Date;

            (xvi) the amount, terms and general purpose of any Advance by the Master Servicer pursuant to Section 4.04 and the amount of all Advances that have been reimbursed during the related Due Period;

            (xvii)  any  material  modifications,  extensions  or waivers to the
      terms  of  the  Mortgage   Loans  during  the  Due  Period  or  that  have
      cumulatively become material over time;

            (xviii) any material breaches of Mortgage Loan representations or warranties or covenants in the Agreement.

            (xix) [the Guaranteed Distribution for such Distribution Date, and the respective portions thereof allocable to principal and interest for the Insured Certificates;]

            (xx) [the amount of any Certificate Insurance Payment made on such Distribution Date, the amount of any reimbursement payment made to Certificate Insurer on such Distribution Date pursuant to Section [4.02(a)(xvi)] and the amount of Cumulative Insurance Payments after giving effect to any such Certificate Insurance Payment or any such reimbursement payment to the Certificate Insurer;]

            (xxi) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

            (xxii) the number, aggregate principal balance and book value of any REO Properties;

            (xxiii) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

            (xxiv) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

            (xxv) [the Pass-Through Rates on the [Floater Certificates] [and Inverse Floater Certificates] for such Distribution Date, separately identifying LIBOR for such Distribution Date;]

            (xxvi) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

            (xxvii) the occurrence of the Credit Support Depletion Date [and the Accretion Termination Date];

            (xxviii) the related Senior Accelerated Distribution Percentage applicable to such distribution;

            (xxix) the related Senior Percentage for such Distribution Date;

            (xxx)  the  aggregate   amount  of  any   recoveries  on  previously
      foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

            (xxxi) [the amount of any payment made from the Reserve Fund on such Distribution Date and the balance of the Reserve Fund after giving effect to such amounts.]

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

[include website information]

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                    AGREEMENT DATED AS OF [_____] 1, 200[__]

                                [EXHIBIT [_____]

                     SCHEDULE OF PLANNED PRINCIPAL BALANCES]

                                [EXHIBIT [_____]

                    SCHEDULE OF TARGETED PRINCIPAL BALANCES]